
BED BATH & BEYOND
shaw's
Osco
PETSMART
publix
FOOD & PHARMACY
TJ·maxx
ROSS
DRESS FOR LESS
ULTA

Inland
Real Estate Income Trust, Inc.

2017 Annual Stockholders' Meeting

June 13, 2017 · 10:00 am CT

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY.

Disclaimer

Inland Real Estate Income Trust, Inc.

inland-investments.com

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the photographs and logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. ("Inland Income Trust") and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 6/13/2017

Risk Factors

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment.

Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," “can,” "would," “will,” "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Agenda

Inland Real Estate Income Trust, Inc.

inland-investments.com

- **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Cathleen M. Hrtanek, Secretary, Inland Real Estate Income Trust, Inc.
- **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Management Update and Market Overview:** Catherine L. Lynch, Chief Financial Officer, Inland Real Estate Income Trust, Inc. — SLIDE 7
- **Portfolio Overview and Acquisitions Update:** Daniel Zatloukal, President, Inland Commercial Real Estate Services LLC — SLIDE 11
- **Financial Highlights:** David Z. Lichterman, Vice President, Treasurer and Chief Accounting Officer, Inland Real Estate Income Trust, Inc. — SLIDE 19
- **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow Sodali, LLC
  - Election of directors
  - Ratify selection of KPMG LLP
- **Closing Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.

Board of Directors and Executive Officers

Inland Real Estate Income Trust, Inc.

inland-investments.com



Lee A. Daniels
Independent Director



Stephen L. Davis
Independent Director



Gwen Henry
Independent Director



Bernard J. Michael
Independent Director



Daniel L. Goodwin
Director and Chairman of the Board



Mitchell A. Sabshon
Director, President and Chief Executive Officer



David Z. Lichterman
Vice President, Treasurer and Chief Accounting Officer



Catherine L. Lynch
Chief Financial Officer



Roberta S. Matlin
Vice President



Cathleen M. Hrtanek
Secretary

Inland Real Estate Income Trust, Inc.



Catherine L. Lynch

Chief Financial Officer

Management Update

Inland Real Estate Income Trust, Inc.

inland-investments.com

By the Numbers as of March 31, 2017

57 Properties

23 States

6.7 Million Sq. Ft.

735 Tenants

95.4% Economic Occupancy*

*Economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Economic occupancy excludes square footage that Inland Income Trust owns but which is not occupied by a tenant and which is subject to an earnout component on the original purchase price.

Retail & Economic Overview

Inland Real Estate Income Trust, Inc.



DICK'S
SPORTING GOODS

Treasure Valley Crossing
Nampa, Idaho

- **Economic trends**
  - 253,000 rise in private payrolls in May[1]
  - Unemployment rate fell to 4.3% in May[2]
  - Median weekly earnings up by 4.2% in Q1 2017 over Q1 2016[3]
  - Personal savings increased to $849.1 billion from $819.0 billion in February[4]
  - GDP expanded 1.2% in the first quarter[5]
- **Retail fundamentals**
  - The Consumer Confidence Index hit 125.6 in March[6]
  - The retail rent average for Q1 2017 is up 6.0% from Q1 2016[7]
  - Net absorption approximately 14.5 million SF[7]

[1] Morningstar. ADP Reports 253,000 Rise in Private Payrolls in May. June 1, 2017.
[2] Bureau of Labor Statistics. Employment Situation Summary. June 2, 2017.
[3] Bureau of Labor Statistics. Usual Weekly Earnings Summary. April 18, 2017.
[4] CNBC. US personal income rose 0.2% in March vs.0.3% increase expected. May 1, 2017.
[5] WSJ. Economy Stronger Than First 2017 Report. May 27, 2017.
[6] CNBC. Consumer confidence soars in March to highest level since December 2000. March 28, 2017.
[7] CBRE. U.S. Retail MarketView Snapshot. Q1 2017.

Retail In the News


IN THE
News

- Many big name department store closings and bankruptcies
- Occurrences primarily in B & C shopping malls

- IREIT designed to be protected from online competition
- Portfolio is more than 80% grocery or grocery-shadow anchored*

*Based on annualized base rent (ABR)

Inland Real Estate Income Trust, Inc.



Daniel Zatloukal

President, Inland Commercial Real Estate Services LLC

Geographic Diversity

Inland
Real Estate Income Trust, Inc.

inland-investments.com



ID
WI
MA
CT
PA
CA
UT
NE
IL
KS
MO
VA
KY
NC
TN
AH
SC
MS
AL
GA
TX
LA
FL

No Assets 0.3-5% 5.01-10%

Based on annualized base rent as of March 31, 2017

Investment/Acquisition Highlights

inland-investments.com

Wilson Marketplace


Harris Teeter
Food Market And Pharmacy

Market:
Wilson, NC

Gross Transaction Price:
$41.7 Million

Leasable Area:
311,030 SF

Pentucket Shopping Center


THE HOME DEPOT

Market:
Plaistow, NH

Gross Transaction Price:
$24.5 Million

Leasable Area:
199,335 SF

Investment/Acquisition Highlights

inland-investments.com

Coastal North Town Center


publix
FOOD & PHARMACY
STOP

Market:
North Myrtle Beach, SC

Gross Transaction Price:
$72.8 Million

Gross Leasable Area:
304,745 SF

Oquirrh Mountain Marketplace, Phase II


SPROUTS
FARMERS MARKET
FARM FRESH PRODUCE
NATURAL FOODS

Market:
South Jordan, UT

Gross Transaction Price:
$6.0 Million

Gross Leasable Area:
14,350 SF

Rent Growth Case Study 1


PEAK
NUTRITION
CLEANERS
OPEN

- A necessity-based shopping center owned by Inland Income Trust completed two new leases that resulted in a 13.2% increase in rents.
- 20% of the center's square footage was scheduled to expire in 2016. 100% of those expiring leases were renewed at current market rates.

Rent Growth Case Study 2

Inland
Real Estate Income Trust, Inc.

inland-investments.com

- A national discount retailer at a multi-tenant retail center owned by Inland Income Trust signed a new lease at a 5.26% higher rental rate than it previously had.

- Inland Income Trust will not need to fund tenant improvements or incur any additional costs at the 30,300 square foot space.


LOFT
LOFT
LOFT

Top 10 Tenants

Inland Real Estate Income Trust, Inc.

inland-investments.com

1 **Dick's Sporting Goods**
3.7% of ABR*

2 **Kroger**
3.5% of ABR*

3 **T.J.Maxx/HomeGoods/ Marshalls**
3.1% of ABR*

4 **PetSmart**
2.7% of ABR*

5 **Ross Dress for Less**
2.5% of ABR*

6 **Ulta**
2.3% of ABR*

7 **Albertsons/Jewel/Shaws**
2.2% of ABR*

8 **Kohl's**
2.0% of ABR*

9 **LA Fitness**
1.9% of ABR*

10 **Giant Eagle**
1.9% of ABR*

*Annualized Base Rent

Capturing Value Through NOI Growth

Inland Real Estate Income Trust, Inc.

inland-investments.com

Forecasted NOI Growth Rates, Multi-Tenant Retail


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2017	2018	2019	2020	2021
Multi-Tenant Retail NOI Growth*	2.50%	2.70%	2.40%	2.30%	2.20%
CPI Forecast**	2.40%	2.30%	2.30%	2.40%	2.40%

*Source: Green Street Advisors
**Source: Congressional Budget Office

Inland
Real Estate Income Trust, Inc.



David Z. Lichterman

Vice President, Treasurer and Chief Accounting Officer

Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	March 31, 2017 (in thousands)	March 31, 2016 (in thousands)
Total Assets:	$1,393,466	$1,334,369
Stockholders' Equity:	$644,912	$672,605
Distributions Paid:	$13,070	$12,910
Cash Flow Provided by Operations:	$17,139	$4,661
GAAP Net Loss:	$(1,804)	$(4,241)
Funds from Operations (FFO)[1]:	$12,781	$11,844
Modified Funds from Operations (MFFO)[2]:	$11,996	$11,407

For the three months ended March 31, 2017, 100% of the distributions paid to stockholders of record were paid from cash flow from operations. For the three months ended March 31, 2016, 64% of the distributions paid to stockholders of record were paid from the proceeds of Inland Income Trust's distribution reinvestment plan (return of capital) and approximately 36% were paid from cash flow from operations. When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

1 – **Funds from Operations (FFO):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 – **Modified Funds from Operations (MFFO):** An industry accepted and reported supplemental measure of a publicly registered non-listed REIT's operating performance. As defined by the Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to straight-line rents and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

GAAP Reconciliation to FFO and MFFO

Inland Real Estate Income Trust, Inc.


ULTA BEAUTY
Payless ShoeSource

Inland Income Trust's FFO and MFFO for the three months ended March 31, 2017 and 2016, calculated on page 30 of the Form 10-Q, are as follows:

		3 Months Ended 3/31/17 (in thousands)	3 Months Ended 3/31/16 (in thousands)
	GAAP Net loss	$(1,804)	$(4,241)
Add:	Depreciation and amortization related to investment properties	14,585	16,085
	Funds from operations (FFO)	**$12,781**	**$11,884**
Add:	Acquisition related costs	71	161
Less:	Amortization of acquired market lease intangibles, net	(514)	(55)
	Straight-line income, net	(342)	(543)
	Modified funds from operations (MFFO)	**$11,996**	**$11,407**

Same Store Net Operating Income (NOI)

Inland Real Estate Income Trust, Inc.

(in thousands)	3 Months Ended 3/31/2017	3 Months Ended 3/31/2016	Change
Rental income	$21,677	$21,828	
Tenant recovery income	$6,610	$6,661	
Other property income	$58	$85	
Total income	**$28,345**	**$28,574**	**$(229)**
Property operating expenses	$5,025	$4,904	
Real estate taxes	$3,889	$3,537	
Total property operating expenses	**$8,914**	**$8,441**	**$473**
Same store property net operating income	**$19,432**	**$20,133**	**$(701)**
Non-same store property net operating income	$1,705	-	
Straight-line income, net	$342	$543	
Intangible amortization	$506	$78	
General and administrative expenses	$(1,099)	$(1,423)	
Acquisition related costs	$(71)	$(161)	
Business management fee	$(2,259)	$(2,049)	
Depreciation and amortization	$(14,585)	$(16,085)	
Interest expense	$(5,801)	$(5,378)	
Interest and other income	$27	$101	
Net loss	**$(1,804)**	**$(4,241)**	**$2,437**

Debt Profile and Maturities

Inland Real Estate Income Trust, Inc.

inland-investments.com

	March 31, 2017 (in thousands)	March 31, 2016 (in thousands)
Mortgage Loans Payable (excludes unamortized fair value adjustment related to assumed debt):	$576,792	$529,766
Credit Facility Payable:	$74,500	$15,000
Ratio of Total Mortgage Loans and Credit Facility Payable to Total Assets:	46.6%	40.8%
Annual Weighted Average Interest Rate on Mortgage Loans Payable:	3.65%	3.70%
Annual Weighted Average Interest Rate on Credit Facility Payable:	2.34%	1.84%



Scheduled Principal Payments and Maturities of Mortgage Loans and Credit Facility Payable
As of March 31, 2017
(in millions)
$400
$200
$0
$6.5
$15.5
$152.7
$74.5
$0.9
$84.3
$317.0
2017
2018
2019
2020
2021
Thereafter
Mortgage Loans Payable
Credit Facility Payable